Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

________________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AUDDIA INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) and 0-11

AUDDIA INC.

1680 38th Street, Suite 130

Boulder, CO 80301

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To be Held September 8, 2025

Notice is hereby given that the 2025 Annual Meeting of Stockholders, or the Annual Meeting, of Auddia Inc., will be held on September 8, 2025 at 9:30 a.m. Mountain Time. The Annual Meeting will be held at the offices of Auddia Inc., 1680 38th Street, Suite 130, Boulder, CO 80301.

The purpose of the Annual Meeting is the following:

1.	To elect four director nominees to our board of directors, to serve until the Company’s 2026 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal (the “Director Proposal” or Proposal No. 1);

2.	To ratify the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Proposal” or “Proposal No. 2”);

3.	To authorize, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, pursuant to the Company’s amended Equity Line of Credit (as defined herein) (the “ELOC Amendment Issuance Proposal” or “Proposal No. 3”);

4.	To authorize, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock pursuant to Series C convertible preferred stock and related warrants that the Company issued to certain private investors on June 30, 2025 (the “Series C Preferred Issuance Proposal” or “Proposal No. 4”);

5.	To approve an amendment to the Company’s 2020 Equity Incentive Plan (“2020 Plan”) (the “Equity Plan Proposal” or “Proposal No. 5”); and

6.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only Auddia Inc. stockholders of record of our common stock at the close of business on July 31, 2025, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to our board of directors, in the accompanying proxy statement. The board of directors recommends a vote “FOR” the election of the four director nominees, “FOR” the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2025, “FOR” the ELOC Amendment Issuance Proposal, “FOR” the Series C Preferred Issuance Proposal, and “FOR” the Equity Plan Proposal, as disclosed in the accompanying proxy statement.

This Proxy Statement and our 2024 Annual Report are also available at www.auddiainc.com.

Your vote is important. Whether or not you are able to attend the Annual Meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy via the Internet at the address listed on the proxy card.

By order of the Board of Directors,

/s/ Jeffrey Thramann
Jeffrey Thramann
Executive Chairman and CEO

Boulder, Colorado

August 4, 2025

Table of Contents

PROXY STATEMENT	1
PROPOSAL NO. 1 – ELECTION OF DIRECTORS	7
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF HAYNIE & COMPANY AS AUDDIA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025	10
PROPOSAL NO. 3 – ELOC AMENDMENT ISSUANCE PROPOSAL	12
PROPOSAL NO. 4 – SERIES C PREFERRED ISSUANCE PROPOSAL	16
PROPOSAL NO. 5 – EQUITY PLAN PROPOSAL	19
CORPORATE GOVERNANCE	25
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	36
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	38
PRINCIPAL STOCKHOLDERS	39
REPORT OF THE AUDIT COMMITTEE	40
HOUSEHOLDING	41
STOCKHOLDER PROPOSALS	41
WHERE YOU CAN FIND MORE INFORMATION	42
ANNUAL REPORT	42
OTHER MATTERS	42

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AUDDIA INC.

1680 38th Street, Suite 130

Boulder, CO 80301

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 8, 2025

This proxy statement contains information about the 2025 Annual Meeting of Stockholders, or the Annual Meeting, of Auddia Inc., which will be held on September 8, 2025 at 9:30 a.m. Mountain Time. The Annual Meeting will be held at the offices of Auddia Inc., 1680 38th Street, Suite 130, Boulder, CO 80301. You may only attend the Annual Meeting in person.

The board of directors of Auddia Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Auddia Inc.,” “Auddia,” the “Company,” “we,” “us,” “our,” and similar designations refer to Auddia Inc. and, where appropriate, our subsidiaries. The mailing address of our principal executive office is Auddia Inc., 1680 38th Street, Suite 130, Boulder, CO 80301.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our Corporate Secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2024, or the 2024 Annual Report, available to stockholders on or about August 4, 2025.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in February 2021; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on September 8, 2025:

The Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K for the year ended December 31, 2024 are being mailed to our stockholders on or about August 4, 2025.

These materials are also available materials available at: www.auddiainc.com.

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are also available on the SEC’s website at www.sec.gov.

This proxy statement and our 2024 Annual Report are

available for viewing, printing and downloading at www.auddiainc.com.

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AUDDIA INC.

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying proxy card, you are designating Jeff Thramann, Executive Chairman, and John Mahoney, Chief Financial Officer, as your proxies for the Annual Meeting and you are authorizing Mr. Thramann and Mr. Mahoney to vote your shares at the Annual Meeting as you have instructed on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission, or “SEC,” to give you when we ask you to sign a proxy card designating Mr. Thramann and Mr. Mahoney as proxies to vote on your behalf.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about August 4, 2025, we intend to begin mailing to each stockholder of record entitled to vote at the Annual Meeting the Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K for the year ended December 31, 2024. Only stockholders who owned our common stock on July 31, 2025 are entitled to vote at the Annual Meeting.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on July 31, 2025.

Who may attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. You may only attend the Annual Meeting in person. If your shares of common stock are held in street name, you will need to provide a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date.

How do I attend the Annual Meeting?

The Annual Meeting will be held on September 8, 2025, at 9:30 a.m. Mountain Time. The Annual Meeting will be held at the offices of Auddia Inc., 1680 38th Street, Suite 130, Boulder, CO 80301. You may only attend the Annual Meeting in person. Information on how to vote your shares in connection with the Annual Meeting is discussed below.

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Who is entitled to vote?

The board of directors has fixed the close of business on July 31, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

There were 664,959 shares of our common stock outstanding on July 31, 2025, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record as of the record date is entitled to one vote for each share of our common stock held by such stockholder.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. See below for information on how shares held in street name will be voted without instructions being provided by the beneficial owner.

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

•	By Internet (before the Annual Meeting). You may vote at www.vstocktransfer.com/proxy, 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically. You will be required to enter the 16-digit control number provided in the proxy card. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time on September 7, 2025.
•	By Mail. If you requested and received a printed copy of the proxy materials, you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received prior to September 8, 2025.
•	During the Annual Meeting. If you are a stockholder of record as of the record date, you may vote in person by attending the Annual Meeting in person. Submitting a proxy prior to the Annual Meeting will not prevent stockholders from attending the Annual Meeting, revoking their earlier-submitted proxy, and voting in person at the Annual Meeting.

If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.

If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

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If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by (1) following the instructions on the Notice of Availability and submitting a new vote by Internet or mail using the procedures described in the “How do I Vote?” section above before the applicable deadline, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) filing an instrument in writing revoking the proxy or submitting another duly executed proxy card bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Auddia Inc., 1680 38th Street, Suite 130, Boulder, CO 80301, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our bylaws provide that one-third of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How will my shares be voted if I give no specific instruction?

We must vote your shares as you have instructed. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting.

If your shares are held in street name, see “What is a broker non-vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

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What is a broker non-vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items.

Proposal No. 1 (Election of Directors), Proposal No. 3 (ELOC Amendment Issuance Proposal), Proposal No. 4 (Series C Preferred Issuance Proposal), and Proposal No. 5 (Equity Plan Proposal) are “non-discretionary” items. If you do not instruct your broker how to vote with respect to these proposals, your broker, bank or other nominee may not vote for this proposal, and those votes will be counted as broker “non-votes.

Proposal 2 (Auditor Proposal) is considered a “routine” or “discretionary” matter. A broker, therefore, will be permitted to exercise its discretion to vote uninstructed shares on Proposal 2.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting.

Abstentions are included in the tabulation of the voting results on any such proposal and, therefore, may have the same effect as a vote against certain proposals considered at the Annual Meeting (as further described below).

What vote is required to adopt each proposal?

Each share of our common stock outstanding on the record date is entitled to one vote on any proposal presented at the Annual Meeting.

For Proposal No. 1, the election of directors, the nominees must receive a plurality of the votes properly cast on the proposal, meaning that the five director nominees receiving the most votes will be elected. Shares voting “withheld” and broker non-votes will have no effect on the outcome of Proposal No. 1. Cumulative voting is not permitted for the election of directors.

Proposal No. 2, the ratification of our independent registered public accounting firm, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal.

Proposal No. 3, the ELOC Amendment Issuance Proposal, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

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Proposal No. 4, the Series C Preferred Issuance Proposal, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 5, the Equity Plan Proposal, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice of Availability and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We will also reimburse brokers, banks, custodians, other nominees, and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2026 must also satisfy the requirements of SEC Rule 14a-8 under the Exchange Act. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. We intend to hold the 2026 annual meeting in June or July, 2026. Therefore, we intend to publicly announce the date of the 2026 annual meeting and the Rule 14a-8 deadline in early 2026.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K, or Form 8-K, to be filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our board of directors currently consists of four members.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be fixed from time to time by resolution of the majority of our board of directors. Our certificate of incorporation provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote at an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated each of Jeffrey Thramann, Nick Balletta, Emmanuel L. de Boucaud and Joshua Sroge for election as directors at the Annual Meeting. The nominees are presently directors, and each has indicated a willingness to continue to serve as a director, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

Current Directors; Nominees for Election as Directors

During 2024 and until early July 2025, our board of directors consisted of Jeffrey Thramann, Michael Lawless, Timothy J. Hanlon, Thomas Birch and Stephen Deitsch.

On July 7, 2025, Michael Lawless retired from his position as Chief Executive Officer (“CEO”) of the Company and as a member of the board, effective immediately. Mr. Lawless’ retirement was not the result of any disagreement on matters relating to the Company’s operations, policies, or practices.

Also on July 7, 2025, Timothy J. Hanlon, Thomas Birch and Stephen Deitsch resigned as independent members of the board and all committees thereof, effective immediately. Their resignations were not the result of any disagreement on matters relating to the Company’s operations, policies, or practices.

On July 9, 2025, the Company announced the appointment of Jeffrey Thramann, M.D., as CEO, effective July 7, 2025. Dr. Thramann continues to serve in his current role as Executive Chairman of the board.

On July 9, 2025, the Company announced the appointment of Nick Balletta, Emmanuel L. de Boucaud and Joshua Sroge as independent members of the board. Mr. Balletta was appointed to serve as the chairman of the Compensation Committee and as a member of the Audit and Nominating and Governance Committees. Mr. Boucaud has been appointed to serve as the chairman of the Nominating and Governance Committee and as a member of the Audit and Compensation Committees. Mr. Sroge has been appointed to serve as the chairman of the Audit Committee and as a member of the Compensation and Nominating and Governance Committees.

The following table identifies our current directors and our director nominees, and sets forth their principal occupation and business experience during the last five years and their ages as of July 31, 2025.

Name	Positions and Offices Held with the Company	Director Since	Age
Jeffrey Thramann, M.D.	Executive Chairman, CEO, and Director	2012	60
Nick Balletta	Director	2025	61
Emmanuel L. de Boucaud	Director	2025	59
Joshua Sroge	Director	2025	57

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Jeffrey Thramann, Executive Chairman and CEO. Dr. Thramann founded the Company in 2012 and oversees strategic initiatives, capitalization and governance at the Company. Dr. Thramann has been CEO of the Company since July 2025. This includes day-to-day involvement in working with senior management to establish the strategic vision of the Company, prioritizing product launches, working with the CFO on the financial plans of the Company, and assisting the CEO in recruitment and hiring of senior executives and the pursuit of business development activities. It also includes leading efforts to secure capital for the Company, building the board of directors and leading board meetings. In 2002, Dr. Thramann was the founder and became the chairman of Lanx, LLC. Lanx was an innovative medical device company focused on the spinal implant market and created the interspinous process fusion space with the introduction of its patented Aspen product. Lanx was sold to Biomet, Inc., an international orthopedic conglomerate, in 2013. Concurrent with Lanx, in 2006 Dr. Thramann was also the founder and chairman of ProNerve, LLC. ProNerve was a healthcare services company that provided monitoring of nerve function during high risk surgical procedures affecting the brain and spinal cord. ProNerve was sold to Waud Capital Partners, a private equity firm, in 2012.

Prior to ProNerve and concurrent with Lanx, Dr. Thramann was the founder and chairman of U.S. Radiosurgery (USR). USR is a healthcare services company that provides advanced radiosurgical treatments for tumors throughout the body. USR became the largest provider of robotic guided CyberKnife treatments of such tumors in the U.S. and was sold to Alliance Healthcare Services (Nasdaq; AIQ) in 2011. From 2001 through 2008, Thramann was the founder and senior partner of Boulder Neurosurgical Associates, a neurosurgical practice serving Boulder County, Colorado. Dr. Thramann is the named inventor on over 50 U.S. and international issued and pending patents. He completed his neurosurgical residency and complex spinal reconstruction fellowship at the Barrow Neurological Institute in Phoenix, AZ, in 2001. He is a graduate of Cornell University Medical College in New York City and earned a BS in electrical engineering management at the U. S. Military Academy in West Point, NY. Dr. Thramann currently serves as the Executive Chairman of Aclarion, Inc. (NASDAQ: ACON), a healthcare technology company that is leveraging MR Spectroscopy, biomarkers, and augmented intelligence algorithms to improve the diagnosis and treatment of chronic low back pain.

Nick Balletta, Director. Since September 2023, Mr. Balletta has served as President of Sea Street Technologies, an automated cybersecurity solution company that combines firewall capabilities with AI-powered threat intelligence. In June 2019, Mr. Balletta co-founded InnovoEdge, a SaaS platform for universal multi-cloud orchestration, which was acquired by Megaport Ltd in August 2021. He then served as Executive Vice President of Global Corporate Development at Megaport from August 2021 to September 2023. Mr. Balletta holds an MBA and a Bachelor of Science in Marketing from Rutgers University. We believe Mr. Balletta is qualified to serve on our board because of his experience as a technology founder with public company exit experience and his organizational and strategic experience across both startup and public company environments.

Emmanuel L. de Boucaud, Director. Mr. Boucaud is an investment and technology executive who has served as a Managing Partner at Chisos Capital, a structured finance firm, since August 2019. He has also served as the sole proprietor of IsleSail Partners, a boutique capital advisory business, since 2017. Mr. Boucaud also serves on several boards of directors of privately held companies. Mr. Boucaud holds a bachelor’s degree in Economics from Occidental College. We believe Mr. Boucaud is qualified to serve on our board because of his experiences in technology ventures, capital financing, investment and corporate development.

Joshua Sroge, Director. Mr. Sroge is an investment professional who has served as the principal of Firestone CFO, a strategic finance and accounting services firm, since January 2014. Mr. Sroge has also been a Partner at BXE Capital, a digital asset and cryptocurrency investment firm, since May 2020. Mr. Sroge served as Interim Chief Executive Officer of Banq Inc. during its bankruptcy filing in 2023; the case was subsequently dismissed. Previously, Mr. Sroge served as the Chief Financial Officer of Binance.US from January 2020 to October 2021, where he also served as Interim Chief Executive Officer from August 2021 to October 2021. Mr. Sroge currently serves as a Director of the Hedera Foundation, where he also served as Chief Financial Officer from February 2022 to June 2025. We believe Mr. Sroge is qualified to serve on our board because of his broad executive experience and his expertise in cryptocurrencies and digital assets.

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Vote Required and Board of Directors’ Recommendation

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast on the proposal, meaning that the five director nominees receiving the most votes will be elected. You may vote FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The board of directors recommends voting “FOR” the election of Jeffrey Thramann, Nick Balletta, Emmanuel L. de Boucaud and Joshua Sroge as directors, to serve for a term ending at the annual meeting of stockholders to be held in 2026.

Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors, and sets forth their current positions at Auddia and their ages as of July 31, 2025.

Name	Positions and Offices Held with the Company	Officer Since	Age
John Mahoney	Chief Financial Officer	2023	60
Peter Shoebridge	Chief Technology Officer	2013	61

John E. Mahoney, Chief Financial Officer: Mr. Mahoney joined the Company as Chief Financial Officer in November 2023. He brings over twenty years of finance and operational experience in the services industry with both publicly traded and privately held companies. From 2019 to 2023, he served as Chief Financial Officer at Quality Biomedical, Inc., a private equity backed and leading service provider in the Home Medical Equipment industry. From 2014 to 2019, Mr. Mahoney served as Principal and Chief Financial Officer at CFO Leadership Services, LLC, a fractional CFO service company. From 2005 to 2014, Mr. Mahoney served Vice President and Chief Financial Officer at TASQ Technology, Inc., a wholly owned subsidiary of First Data Corporation, who merged with Fiserv. a leading global credit card processing services company. Mr. Mahoney is a certified public accountant. He earned his BS in Public Accountancy from Long Island University.

Peter Shoebridge, Chief Technology Officer: Mr. Shoebridge joined the Company in 2013 and has over 35 years of professional experience in the software development industry. He has been involved with internet related technologies since 1996. From 2008 to 2012, he was the CEO and co-founder of Blue Yonder Gaming, Corp., a casino gaming systems and gaming company. Prior to Blue Yonder he was Vice President of engineering at Sona Mobile, Inc and led the team that built the first wireless gaming system to receive federal regulatory approval. He also led the team that built the Sona Gaming System, a server-based gaming platform. Mr. Shoebridge has worked in many different technology sectors including the real-time financial industry, casino gaming including bingo systems, accounting and automotive. He was educated in London, England.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

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PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF

OF HAYNIE & COMPANY AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

The audit committee of our board of directors has appointed Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Auddia’s stockholders are being asked to ratify this appointment. Haynie & Company has served as Auddia’s independent registered public accounting firm since August 29, 2023.

Prior to the selection of Haynie & Company, the Company engaged CohnReznick LLP (and its predecessor firm Dazkal Bolton LLP) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022 and for the 2023 interim periods.

On July 10, 2023, the audit committee was notified by CohnReznick of its decision to resign as the independent registered public accounting firm of the Company effective upon the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. CohnReznick remained engaged by the Company to complete its review of the Company’s interim financial statements for the quarter ended June 30, 2023.

On August 29, 2023, upon the approval of the audit committee, the Company engaged Haynie & Company as the Company’s new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 and interim periods.

The audit committee is solely responsible for selecting Auddia’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Stockholder approval is not required to appoint Haynie & Company as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Haynie & Company to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Haynie & Company. If the selection of Haynie & Company is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Auddia and its stockholders.

A representative of Haynie & Company is expected to attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Independent Registered Public Accounting Firm Fees

The following is a summary and description of fees incurred by Haynie & Company for the years ended December 31, 2024 and 2023:

	2024	2023
Audit fees (1)	$91,000	$72,000
Tax fees	–	–
All other fees (2)	139,793	83,000
Total fees	$230,793	$155,000

(1)	Audit fees consist of fees for the audits of our 2024 and 2023 annual financial statements and the review of our 2024 and 2023 interim financial statements.
(2)	All other fees are comprised of expenses related to work performed on potential acquisition targets and equity-related financing filings.

Prior to the selection of Haynie as the Company’s independent auditor in 2023, CohnReznick LLP (and its predecessor firm Dazkal Bolton LLP) served as the Company’s independent auditor. Audit fees, which consisted of the Q1 and Q2 2023 review of our interim financial statements, totaled $58,000.

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Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During fiscal years 2024 and 2023, no services were provided to us by CohnReznick (or its predecessor firm Dazkal Bolton LLP), or Haynie & Company other than in accordance with the pre-approval policies and procedures described above.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares of common stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of our independent public accountants. Abstentions will be treated as shares present and entitled to vote and will therefore have the same effect as a vote against this proposal.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Haynie & Company as Auddia’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

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PROPOSAL NO. 3 — APPROVAL OF ELOC AMENDMENT ISSUANCE PROPOSAL

General

Our board has approved, subject to stockholder approval, an amendment dated July 30, 2025 (the “ELOC Amendment”) to the Company’s existing common stock purchase agreement dated as of November 25, 2025, by and between the Company and White Lion Capital, LLC (“White Lion”) (the “Purchase Agreement”). Upon stockholder approval of the ELOC Amendment, the Company will able to potentially issue the full amount of shares authorized under the Purchase Agreement (as amended pursuant to the ELOC Amendment). Our board is asking stockholders to approve the ELOC Amendment.

The ELOC Amendment makes the following changes to the existing Purchase Agreement:

1.	The ELOC Amendment extends the expiration date of the Purchase Agreement from December 31, 2025 to December 31, 2027.

2.	The ELOC Amendment increases the total “Commitment Amount” under the Purchase Agreement from $10 million to $50 million.

No other changes to the Purchase Agreement have been proposed or approved.

Reason for the ELOC Amendment

Under the current Purchase Agreement, the Company has the right, but not the obligation to require White Lion to purchase, from time to time, up to $10,000,000 in aggregate gross purchase price of newly issued shares of the Company’s common stock, subject to certain limitations and conditions set forth in the Purchase Agreement. Through July 31, 2025, the Company has issued shares to White Lion for total proceeds of $0.1 million, leaving approximately $9.9 million of future share sales available under the Purchase Agreement. The Purchase Agreement currently expires on December 31, 2025.

The board believes that (i) extending the term of the Purchase Agreement and (ii) increasing the Commitment Amount from $10 million to $50 million will enhance the Company’s ability to raise additional capital over the next several years.

Terms of the Purchase Agreement (as amended by the ELOC Amendment)

Pursuant to the Purchase Agreement, subject to specified terms and conditions, the Company may sell to White Lion up to $50 million (the “Investment Amount”) of shares of common stock (the “Purchase Notice Shares”) from time to time during the term of the Purchase Agreement (the “Equity Line of Credit”). In connection with the Equity Line of Credit, the Company also agreed to file a registration statement with the SEC covering the resale of shares of common stock issued or sold to White Lion under the Purchase Agreement (the “Registration Statement”).

The Company cannot issue any additional shares to White Lion until the date that on or more Registration Statements covering the resale of shares of common stock that have been and may in the future be issued to White Lion under the Purchase Agreement, which the Company agreed to file with the SEC in connection with the Equity Line of Credit, is declared effective by the SEC and a final prospectus in connection therewith is filed and all of the other conditions set forth in the Purchase Agreement are satisfied (such date, the “Commencement Date”).

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Subject to the satisfaction of certain customary conditions, the Company’s right to sell shares to White Lion will commence on the Commencement Date and extend until December 31, 2027, unless the Company has exercised its right in full to sell shares to White Lion under the Purchase Agreement prior to such date (the period beginning on the effective date and ending on the earlier of such dates, the “Commitment Period”). During such term, subject to the terms and conditions of the Purchase Agreement, the Company shall notify (such notice, a “Purchase Notice”) White Lion when the Company exercises its right to sell shares (the effective date of such notice, a “Notice Date”). The Purchase Notice may be an Accelerated Purchase Notice, a Fixed Purchase Notice, a Pre-Market Purchase Notice, a Rapid Purchase Notice or a VWAP Purchase Notice, each as described below.

The number of shares sold pursuant to any such notice may not exceed the lesser of (i) 30% of the Average Daily Trading Volume for the common stock traded on Nasdaq and (ii) $1,000,000 divided by the highest closing price of the common stock over the most recent five business days immediately preceding receipt of the applicable Purchase Notice from the Company, and can be increased at any time at the sole discretion of White Lion, up to 9.99% of the outstanding shares of the Company.

Under an Accelerated Purchase Notice, the purchase price to be paid by White Lion for any such shares will equal the lowest traded price of the common stock during the 15 minutes period prior to receipt of the applicable Purchase Notice multiplied by 85%; provided, however, if the delivery of the applicable Purchase Notice Shares is not initiated and completed by the Company’s transfer agent by 2:00 pm Pacific Time on the applicable Notice Date, the purchase price shall mean the lowest traded price of the Company’s common stock on the entire Accelerated Purchase Notice Date. Under a Fixed Purchase Notice, the purchase price to be paid by White Lion for any such shares will equal 85% of lowest daily VWAP of the common stock during a period of five consecutive business days prior to, ending on and including the applicable Notice Date. Under a Pre-Market Purchase Notice, the purchase price to be paid by White Lion for any such shares will equal the lowest traded price of the common stock commencing on the Pre-Market Purchase Notice Date, between 12:00 am Pacific Time and ending at 6:30am Pacific Time; provided, however, if the delivery of the applicable Purchase Notice Shares is not initiated and completed by the Company’s transfer agent by 1:00 pm Pacific Time on the applicable Notice Date, the Pre-Market Purchase Price shall mean the lowest traded price of the Company’s common stock on the entire Pre-Market Purchase Notice Date. Under a VWAP Purchase Notice, the purchase price to be paid by White Lion will equal 90% of the VWAP of the common stock during the two consecutive business days commencing on and including the applicable Notice Date. Under a Rapid Purchase Notice, the purchase price to be paid by White Lion will equal 85% of the VWAP of the common stock on the applicable Notice Date, unless notice is provided after 9:00 a.m. New York time on any business day, in which case the purchase price to be paid by White Lion will equal the lowest traded price of the Company’s common stock on the applicable Notice Date.

The Company may terminate the Purchase Agreement at any time in the event of a material breach of the Common Stock Purchase Agreement by White Lion, which shall be effected by written notice being sent by the Company to White Lion. In addition, the Purchase Agreement shall automatically terminate on the earlier of (i) the end of the Commitment Period or (ii) the date that, pursuant to or within the meaning of any bankruptcy law, the Company commences a voluntary case or any person commences a proceeding against the Company, a custodian is appointed for the Company or for all or substantially all of its property or the Company makes a general assignment for the benefit of its creditors.

The Purchase Agreement also prohibits the Company from directing White Lion to purchase any shares of common stock if those shares, when aggregated with all other shares of common stock then beneficially owned by White Lion and its affiliates, would result in White Lion and its affiliates having beneficial ownership, at any single point in time, of more than 9.99% of the then total outstanding shares of common stock.

The Company’s net proceeds under the Purchase Agreement will depend on the frequency of sales and the number of shares sold to White Lion and the prices at which the Company sells shares to White Lion. The Company expects that any net proceeds it receives from such sales to White Lion will be used for general corporate purposes, including working capital.

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Nasdaq

Because our common stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(d).

Pursuant to Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the “Minimum Price” as defined in the Nasdaq Listing Rules. The Company may not issue or sell to White Lion under the Purchase Agreement more than 19.99% of the shares of the common stock outstanding immediately prior to the execution of the Purchase Agreement unless (i) stockholder approval is obtained or (ii) the issuances and sales of common stock pursuant to the Purchase Agreement are not deemed to be less than the Minimum Price.

Additional Information

This summary is intended to provide you with basic information concerning the Purchase Agreement, the ELOC Amendment and the Equity Line of Credit. The full text of the ELOC Amendment was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on July 30, 2025 (the “July 30 Form 8-K”). The July 30 Form 8-K and the documents filed as exhibits thereto are incorporated herein by reference.

Effect on Current Stockholders if the ELOC Issuance Amendment Proposal is Approved

Each additional share of our common stock that would be issuable to White Lion, would have the same rights and privileges as each share of our currently outstanding common stock. The issuance of shares of our common stock to White Lion pursuant to the terms of the Purchase Agreement will not affect the rights of the holders of our outstanding common stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our shares of common stock issuable to White Lion could adversely affect prevailing market prices of our shares of common stock.

Effect on Current Stockholders if the ELOC Issuance Proposal is Not Approved

The Company is not seeking the approval of its stockholders to authorize its entry into the Purchase Agreement or any related documents, as the Company has already done so and such documents already are binding obligations of the Company. The failure of the Company’s stockholders to approve this Proposal No. 3 will not negate the existing terms of the documents, which will remain binding obligations of the Company.

The Company is not seeking the approval of its stockholders to authorize its entry into the Purchase Agreement or the ELOC Amendment, as the Company has already done so and such documents already are binding obligations of the Company. The failure of the Company’s stockholders to approve this Proposal No. 3 will not negate the existing terms of the documents, which will remain binding obligations of the Company.

If the stockholders do not approve this Proposal No. 3, the Company will be limited in its ability to issue Purchase Notice Shares pursuant to the Purchase Agreement because the Purchase Agreement would terminate on December 31, 2025 and the Commitment Amount would be limited to $10 million. The board and the management of the Company believe that the potential to use the Equity Line of Credit would provide the Company flexibility in how it implements its business plans and ultimately generates value for its stockholders.

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Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares of common stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting is required for the approval of this Proposal 3. Abstentions will be treated as shares present and entitled to vote and will therefore have the same effect as a vote against this proposal.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm on this Proposal 3. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of the vote on Proposal 3.

The board of directors recommends voting “FOR” Proposal No. 3 to approve the ELOC Amendment Issuance Proposal.

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PROPOSAL NO. 4 — APPROVAL OF SERIES C PREFERRED ISSUANCE PROPOSAL

Our stockholders are being asked to approve the issuance of all of the shares of common stock which are in excess of 19.99% (or 132,925 shares of common stock) of the shares of the common stock outstanding immediately prior to June 30, 2025 (the date of the execution of the transaction agreements related to our $750,000 Series C Convertible Preferred Stock and Warrants financing (the “Series C Preferred/Warrants Financing”). Upon stockholder approval, the Company will able to issue more than 19.99% of the shares of the common stock outstanding pursuant to the Series C Preferred/Warrants Financing without further action from the stockholders and without violating applicable Nasdaq rules.

$750,000 Convertible Preferred Stock and Warrants Financing

On June 30, 2025, we entered into a securities purchase agreement with accredited investors for a convertible preferred stock and warrants financing. The Company received $750,000 of gross proceeds in connection with the closing of this financing.

At the closing, the Company issued 750 shares of Series C convertible preferred stock (“Series C Preferred Stock”) at a purchase price of $1,000 per share of Series C Preferred Stock. The Series C Preferred Stock is convertible into common stock at an initial conversion price (“Conversion Price”) of $4.77 per share of common stock. The Company also issued warrants (“Series C Warrants”) exercisable for 314,466 shares of common stock with a five year term and an initial exercise price of $4.77 per share.

Terms of the Series C Preferred Stock

Dividends

Holders of the Series C Preferred Stock will be entitled to dividends in the amount of 10% per annum, payable quarterly.

The Company has the option to pay dividends on the Series C Preferred Stock in additional shares of common stock. If the Company elects to pay in the form of common stock, the number of dividend shares to be issued shall be calculated by using a “Dividend Conversion Price” equal to the lower of (i) the then applicable Series C Conversion Price as in effect on the applicable dividend date, or (ii) 90% of the lowest VWAP of the common stock during the five (5) consecutive trading day period ending and including the trading day immediately preceding the applicable dividend date.

The Company also has the option to cumulate or “capitalize” the dividends, in which case the accrued dividend amount shall be added to the stated value of each share of Series C Preferred Stock.

Conversion Rights; Anti-Dilution Adjustments

The stated value of each share of Series C Preferred Stock (including all the unpaid dividends and other amounts payable on the Series C Preferred Stock) will be convertible into common stock at an initial fixed Conversion Price of $4.77 per share of common stock. The Series C Preferred Stock may be converted into shares of common stock at any time at the option of the holder. The Series C Preferred Stock may also be converted into shares of common stock at the option of the Company if the closing price of the common stock exceeds 300% of the Conversion Price for 20 consecutive trading days.

The Conversion Price of the Series C Preferred Stock is subject to certain anti-dilution adjustments, including in the event of any stock splits or combinations, certain dividends and distributions, reclassification, exchange or substitution of the Company’s common stock or in the event that the Company grants, issues or sells (or enters into any agreement to grant, issue or sell), or is deemed to have granted, issued or sold, any shares of common stock for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such granting, issuance or sale or deemed granting, issuance or sale (the foregoing a “Dilutive Issuance”) Immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price.

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Defaults; Triggering Events; Alternate Conversion Price

The Series C Preferred Stock Certificate of Designations contains customary events of default, or “Triggering Events”, including, among others, (i) certain events of bankruptcy, insolvency or reorganization; (ii) failure to comply with the listing rules of Nasdaq; (iii) certain breaches of the transaction agreements related to this financing; and (iv) any of the shares of the Series C Preferred Stock remaining outstanding on or after June 30, 2027.

Upon the occurrence of a Triggering Event, (i) the dividend rate on the Series C Preferred Stock will increase to 18%, and (ii) the Conversion Price then in effect will be adjusted to an “Alternate Conversion Price” equal to the lowest of (i) the applicable Conversion Price as then in effect, and (ii) the greater of (x) the “Floor Price” of $0.954 and (y) 80% of the lowest VWAP of the common stock during the five (5) consecutive trading day period immediately preceding the delivery or deemed delivery of the applicable conversion notice,

Terms of the Warrants

In connection with the closing, the Company issued to the investors Series C Warrants exercisable for 314,466 shares of common stock with a five year term and an initial exercise price of $4.77 per share.

The exercise price of the Series C Warrants is subject to certain anti-dilution adjustments, including in the event of any stock splits or combinations, certain dividends and distributions, reclassification, exchange or substitution of the Company’s common stock or in the event that the Company grants, issues or sells (or enters into any agreement to grant, issue or sell), or is deemed to have granted, issued or sold, any shares of common stock for a consideration per share (the “New Issuance Price”) less than a price equal to the exercise price in effect immediately prior to such granting, issuance or sale or deemed granting, issuance or sale (the foregoing a “Dilutive Issuance”). Immediately after such Dilutive Issuance, the exercise price then in effect shall be reduced to an amount equal to the New Issuance Price.

Ownership, Exercise and Conversion Limitations

The holders will not be able to receive shares upon exercise of the Series C Warrants or the conversion of the Series C Preferred Stock, unless prior stockholder approval is obtained, if (i) the number of shares to be issued would exceed 20% of the Company’s outstanding number of shares at a discount to the applicable Nasdaq Minimum Price or (ii) the number of shares to be issued to any holder would result in in a Change of Control within the meaning of Nasdaq Rule 5635(b).

The Company shall not effect the conversion of any of the Series C Preferred Stock or the exercise of any of the Warrants held by a holder, and such holder shall not have the right to convert any of the Series C Preferred Stock or exercise any of the Warrants held by such holder to the extent that after giving effect to such conversion or exercise, such holder would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of common stock outstanding immediately after giving effect to such conversion or exercise.

Additional Information

The foregoing summaries of the Series C Preferred Stock and the Series C Warrants do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as exhibits to our Current Report on Form 8-K filed June 30, 2025, which are incorporated herein by reference.

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Purpose of this Proposal 4

Because our common stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(d).

Pursuant to Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the “Minimum Price” as defined in the Nasdaq Listing Rules (the “Exchange Cap”).

The initial conversion price of the Series C Preferred Stock and the initial exercise price of the Series C Warrants exceed the Nasdaq Minimum Price. Due to the potential conversion and exercise price adjustments described above, however, such conversion and exercise prices may be adjusted below the Minimum Price under certain circumstances. In addition, the number of shares issuable upon the conversion of the Series C Preferred Stock exercise would proportionately increase if the conversion price is reduced.

Accordingly, we are required to get stockholder approval under Nasdaq Listing Rule 5635(d) for any issuances above the Exchange Cap related to the Series C Preferred/Warrants Financing.

Potential Consequences if this Proposal 4 is Not Approved

The Company is not seeking the approval of our stockholders to authorize our entry into the Series C Preferred/Warrants Financing or the issuance of the Series C Preferred Stock and the Series C Warrants in connection therewith, as such financing has already been completed and these securities have already been issued. We are only asking for approval to allow the issuance of shares of our common stock upon conversion of the Series C Preferred Stock and exercise of the Series C Warrants in excess of the Exchange Cap.

Potential Adverse Effects of the Approval of this Proposal 4

If this Proposal No. 4 is approved, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of common stock upon conversion of the Series C Preferred Stock and the exercise of the Series C Warrants. Assuming we complete dilutive issuances in the future that reduce the conversion price of the Series C Preferred Stock, the number of shares of common stock potentially issuable upon the conversion of the Series C Preferred Stock would increase. The issuance of a large number of shares would dilute your ownership interest in our company. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares of common stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting is required for the approval of this Proposal 4. Abstentions will be treated as shares present and entitled to vote and will therefore have the same effect as a vote against this proposal.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm on this Proposal 4. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of the vote on Proposal 4.

The board of directors recommends voting “FOR” Proposal No. 4 to approve the Series C Preferred Issuance Proposal.

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PROPOSAL NO. 5 — APPROVAL OF AN AMENDMENT TO OUR

2020 EQUITY INCENTIVE PLAN

General

On July 30, 2025, our board, upon the recommendation of the compensation committee, approved, subject to stockholder approval, an amendment to the Auddia Inc. 2020 Equity Incentive Plan. The Board is asking stockholders to approve the amendment to the 2020 Plan.

Under the current 2020 Plan, the maximum number of our shares of common stock that may be subject to any award of stock options, any restricted stock or other stock-based award denominated in shares that may be granted under the 2020 Plan during any fiscal year to each individual participant is 29,412 shares per type of award; provided that the maximum number of our shares of common stock for all types of awards during any fiscal year is 29,412 shares per each employee, consultant or director. The 2020 Plan amendment approved by the board would raise the annual per each employee, consultant or director from 29,412 to 40,000 shares.

Our board also approved an amendment to the 2020 Plan to increase the number of shares reserved for issuance by 50,000, thereby increasing the total number of shares issuable under the 2020 Plan from 87,786 to 137,786.

Proposed Amendment

The text of the proposed amendment to Sections 3(a), 3(d) and 3(e) of the 2020 Plan is set forth below:

3.       SHARES SUBJECT TO THE PLAN.

(a)       Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed (i) 137,786 new shares, plus (ii) the number of shares that are Returning Shares, as such shares become available from time to time (the “Share Reserve”).

(d)       Other Limitations. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the following limitations shall apply.

(i)	A maximum of 40,000 ~~[29,412]~~ shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award is granted may be granted to any one Participant during any one calendar year.

(ii)	A maximum of 40,000 ~~[29,412]~~ shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii)	A maximum of $200,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.

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(e)       Limitation on Grants to Non-Employee Directors. The maximum number of shares of Common Stock subject to Stock Awards granted under the Plan or otherwise with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Stockholders for the next subsequent year to any Non-Employee Director, will not exceed of  40,000 ~~[29,412]~~ shares.

No other changes to the 2020 Plan have been proposed or approved.

Reason for Amendment of the 2020 Plan

The board believes that the future success of the Company depends, in large part, upon our ability to attract, retain and motivate key personnel and that the granting of equity awards serves as an important factor in retaining key personnel. Without the ability to provide equity compensation, we may be unable to attract and retain key personnel.

The board believes that the current 87,786 share reserve will limit the Company’s ability to grant equity to employees, officers and other key personnel in the amounts necessary to provide appropriate incentives. The board believes that increasing the size of the share reserve of the 2020 Plan will improve the Company’s ability to grant appropriate and attractive equity incentive to key personnel.

The board believes that the current 29,412 share annual limit has limited the Company’s ability to grant equity to employees, officers and other key personnel in the amounts necessary to provide appropriate incentives. The board believes that increasing the annual grant limit from 29,412 shares to 40,000 shares will improve the Company’s ability to grant appropriate and attractive equity incentive to key personnel.

Plan Benefits

The amounts of future grants under the 2020 Plan are not determinable as awards under the 2020 Plan will be granted at the sole discretion of the plan administrator or other delegated persons and we cannot determine at this time either the persons who will receive awards under the 2020 Plan or the amount or types of any such awards. The Company has not made any grants under the 2020 Plan using the additional 2020 Plan Shares which are subject to the approval of this Proposal No. 5 by our stockholders:

General Description of the 2020 Plan as Amended

In anticipation of our February 2021 initial public offering, our board adopted the 2020 Plan, contingent upon the consummation of the IPO. We believe that the 2020 Plan is appropriate to continue to enable us to grant awards to management to reward and incentivize their performance and retention, but also to have a long-term equity plan that is appropriate for us as a public company.

The material terms of the 2020 Plan are summarized below. The following summary is qualified in its entirety by reference to the complete text of the 2020 Plan (as amended), a copy of which has been filed as an exhibit to our 2024 Annual Report.

Administration of the plan

Our board has appointed the compensation committee of our board of directors as the committee under the 2020 Plan with the authority to administer the 2020 Plan. We refer to our board of directors or compensation committee, as applicable, as the “Administrator”. The Administrator is authorized to grant awards to eligible employees, consultants and non-employee directors.

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Number of authorized shares and award limits

Prior to the proposed amendment, the aggregate number of our shares of common stock that may be issued or used for reference purposes under the 2020 Plan is currently 87,786 shares (subject to adjustment as described below). Our shares of common stock that are subject to awards will be counted against the overall limit as one share for every share granted or covered by an award. If any award is cancelled, expires or terminates unexercised for any reason, the shares covered by such award will again be available for the grant of awards under the 2020 Plan, except that any shares that are not issued as the result of a net exercise or settlement or that are used to pay any exercise price or tax withholding obligation will not be available for the grant of awards. Shares of common stock that we repurchase on the open market with the proceeds of an option exercise price also will not be available for the grant of awards. Awards that may be settled solely in cash will not be deemed to use any shares.

The aggregate number of our shares of common stock that may be issued or used for reference purposes under the 2020 Plan will automatically increase on January 1st of each year and ending on (and including) January 1, 2030, in an amount equal to 5% of the total number of shares outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares than would otherwise occur pursuant to the preceding sentence.

As of July 31, 2025, there were zero restricted stock units and 31,713 options (not including 1,428 non-plan options made as inducement grants and 516 options outstanding under the 2013 Plan) granted and outstanding under the 2020 Plan.

Prior to the proposed amendment, the maximum number of our shares of common stock that may be subject to any award of stock options, any restricted stock or other stock-based award denominated in shares that may be granted under the 2020 Plan during any fiscal year to each employee or consultant is 29,412 shares per type of award; provided that the maximum number of our shares of common stock for all types of awards during any fiscal year is 29,412 shares per each employee, consultant or director. The maximum number of our shares of common stock that may be granted pursuant to awards under the 2020 Plan during any fiscal year to any non-employee director is 29,412 shares. In addition, the maximum grant date value of any other stock-based awards denominated in cash and the maximum payment under any performance-based cash award granted under the 2020 Plan payable with respect to any fiscal year to an employee or consultant is $200,000.

The foregoing individual participant limits are cumulative; that is, to the extent that shares of common stock that may be granted to an individual in a fiscal year are not granted, the number of shares of common stock that may be granted to such individual is increased in the subsequent fiscal years during the term of the 2020 Plan until used. In addition, the foregoing limits (other than the limit on the maximum number of our shares of common stock for all types of awards during any fiscal year) will not apply (i) to options, restricted stock or other stock-based awards that constitute “restricted property” under Section 83 of the Code to the extent granted during the reliance period (as described below), or (ii) to performance-based cash awards or other types of other stock-based awards to the extent paid or otherwise settled during the reliance period.

For companies that become public in connection with an initial public offering, the deduction limit under Section 162(m) does not apply during a “reliance period” under the Treasury Regulations under Section 162(m) until the earliest of: (i) the expiration of the 2013 Plan, (ii) the date the 2020 Plan is materially amended for purposes of Treasury Regulation Section 1.162-27(h)(1)(iii); (iii) the date all shares of common stock available for issuance under the 2020 Plan have been allocated; or (iv) the date of the first annual meeting of our stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the initial public offering occurs, such period is referred to herein as the reliance period.

The Administrator will, in accordance with the terms of the 2020 Plan, make appropriate adjustments to the above aggregate and individual limits (other than cash limitations), to the number and/or kind of shares or other property (including cash) underlying awards and to the purchase price of shares underlying awards, in each case, to reflect any change in our capital structure or business by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, any recapitalization, merger, consolidation, spin off, split off, reorganization or any partial or complete liquidation, any sale or transfer of all or part of our assets or business, or any other corporate transaction or event that would be considered an “equity restructuring” within the meaning of FASB ASC Topic 718. In addition, the Administrator may take similar action with respect to other extraordinary events.

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Eligibility and participation

All of our current and prospective employees and consultants, as well as our non-employee directors, are eligible to be granted non-qualified stock options, restricted stock, performance-based cash awards and other stock-based awards under the 2020 Plan. Only our and our subsidiaries’ employees are eligible to be granted incentive stock options, (“ISOs”), under the 2020 Plan. Eligibility for awards under the 2020 Plan is determined by the Administrator in its discretion. In addition, each member of our board of directors who is not an employee of the company or any of our affiliates is expected to be eligible to receive awards under the 2020 Plan.

Types of awards

Stock options. The 2020 Plan authorizes the Administrator to grant ISOs to eligible employees and non-qualified stock options to purchase shares to employees, consultants, prospective employees, prospective consultants and non-employee directors. The Administrator will determine the number of shares of common stock subject to each option, the term of each option, the exercise price (which may not be less than the fair market value of the shares of common stock at the time of grant, or 110% of fair market value in the case of ISOs granted to 10% stockholders), the vesting schedule and the other terms and conditions of each option. Options will be exercisable at such times and subject to such terms as are determined by the Administrator at the time of grant. The maximum term of options under the 2020 Plan is ten years (or five years in the case of ISOs granted to 10% stockholders). Upon the exercise of an option, the participant must make payment of the full exercise price, either in cash or by check, bank draft or money order; solely to the extent permitted by law and authorized by the Administrator, through the delivery of irrevocable instructions to a broker, reasonably acceptable to us, to promptly deliver to us an amount equal to the aggregate exercise price; or on such other terms and conditions as may be acceptable to the Administrator (including, without limitation, the relinquishment of options or by payment in full or in part in the form of shares of common stock).

Restricted stock. The 2020 Plan authorizes the Administrator to grant restricted stock. Recipients of restricted stock enter into an agreement with us subjecting the restricted stock to transfer and other restrictions and providing the criteria or dates on which such awards vest and such restrictions lapse. The restrictions on restricted stock may lapse and the awards may vest over time, based on performance criteria or other factors (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m), as discussed below), as determined by the Administrator at the time of grant. Except as otherwise determined by the Administrator, a holder of restricted stock has all of the attendant rights of a stockholder including the right to receive dividends, if any, subject to and conditioned upon vesting and restrictions lapsing on the underlying restricted stock, the right to vote shares and, subject to and conditioned upon the vesting and restrictions lapsing for the underlying shares, the right to tender such shares. However, the Administrator may in its discretion provide at the time of grant that the right to receive dividends on restricted stock will not be subject to the vesting or lapsing of the restrictions on the restricted stock.

Other stock-based awards. The 2020 Plan authorizes the Administrator to grant awards of shares of common stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, shares of common stock, including, but not limited to, shares of common stock awarded purely as a bonus and not subject to any restrictions or conditions; shares of common stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by us or an affiliate; stock appreciation rights; stock equivalent units; restricted stock units; performance awards entitling participants to receive a number of shares of common stock (or cash in an equivalent value) or a fixed dollar amount, payable in cash, stock or a combination of both, with respect to a designated performance period; or awards valued by reference to book value of our shares of common stock. In general, other stock-based awards that are denominated in shares of common stock will include the right to receive dividends, if any, subject to and conditioned upon vesting and restrictions lapsing on the underlying award, but the Administrator may in its discretion provide at the time of grant that the right to receive dividends on a stock-denominated award will not be subject to the vesting or lapsing of the restrictions on the performance award.

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Performance-based cash awards. The 2020 Plan authorizes the Administrator to grant cash awards that are payable or otherwise based on the attainment of pre-established performance goals during a performance period. As noted above, following the Reliance Period, performance-based cash awards granted under the 2020 Plan that are intended to satisfy the performance-based compensation exception under Code Section 162(m) will vest based on attainment of specified performance goals established by the Administrator. These performance goals will be based on the attainment of a certain target level of, or a specified increase in (or decrease where noted), criteria selected by the Administrator.

Such performance goals may be based upon the attainment of specified levels of company, affiliate, subsidiary, division, other operational unit, business segment or administrative department performance relative to the performance of other companies. The Administrator may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria, to the extent permitted by Section 162(m). Unless the Administrator determines otherwise, to the extent permitted by Section 162(m), the Administrator will disregard and exclude the impact of special, unusual or non-recurring items, events, occurrences or circumstances; discontinued operations or the disposal of a business; the operations of any business that we acquire during the fiscal year or other applicable performance period; or a change in accounting standards required by generally accepted accounting principles or changes in applicable law or regulations.

Effect of certain transactions; Change in control

In the event of a change in control, as defined in the 2020 Plan, except as otherwise provided by the Administrator, unvested awards will not vest. Instead, the Administrator may, in its sole discretion provide that outstanding awards will be: assumed and continued; purchased based on the price per share paid in the change in control transaction (less, in the case of options and stock appreciation rights (“SARs”), the exercise price), as adjusted by the Administrator for any contingent purchase price, escrow obligations, indemnification obligations or other adjustments to the purchase price; and/or in the case of stock options or other stock-based appreciation awards where the change in control price is less than the applicable exercise price, cancelled. However, the Administrator may in its sole discretion provide for the acceleration of vesting and lapse of restrictions of an award at any time including in connection with a change in control.

Non-transferability of awards

Except as the Administrator may permit, at the time of grant or thereafter, awards granted under the 2020 Plan are generally not transferable by a participant other than by will or the laws of descent and distribution. Shares of common stock acquired by a permissible transferee will continue to be subject to the terms of the 2020 Plan and the applicable award agreement.

Term

Awards under the 2020 Plan may not be made after January 1, 2029, but awards granted prior to such date may extend beyond that date. We may seek stockholder reapproval of the performance goals in the 2020 Plan. If such stockholder approval is obtained, on or after the first stockholders’ meeting in the fifth year following the year of the last stockholder approval of the performance goals in the 2020 Plan, awards under the 2020 Plan may be based on such performance goals in order to qualify for the “performance-based compensation” exception under Section 162(m).

Amendment and termination

Subject to the rules referred to in the balance of this paragraph, our board of directors or the Administrator (to the extent permitted by law) may at any time amend, in whole or in part, any or all of the provisions of the 2020 Plan, or suspend or terminate it entirely, retroactively or otherwise. Except as required to comply with applicable law, no such amendment, suspension or termination may reduce the rights of a participant with respect to awards previously granted without the consent of such participant. In addition, without the approval of stockholders, no amendment may be made that would: increase the aggregate number of shares of common stock that may be issued under the 2020 Plan; increase the maximum individual participant share limitations for a fiscal year or year of a performance period; change the classification of individuals eligible to receive awards under the 2020 Plan; extend the maximum term of any option; reduce the exercise price of any option or SAR or cancel any outstanding “in-the-money” option or SAR in exchange for cash; substitute any option or SAR in exchange for an option or SAR (or similar other award) with a lower exercise price; alter the performance goals; or require stockholder approval in order for the 2020 Plan to continue to comply with Section 162(m) or Section 422 of the Code.

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Federal income tax implications of the 2020 Plan

The federal income tax consequences arising with respect to awards granted under the 2020 Plan will depend on the type of award. From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash, or delivery of actual shares. Future appreciation on shares held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares are sold. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and we will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient. Exceptions to these general rules may arise under the following circumstances: (i) if shares, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture); (ii) if an employee is granted an ISO, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares acquired upon exercise of the ISO are held longer than the later of one year from the date of exercise and two years from the date of grant; (iii) for awards granted after the reliance period, we may not be entitled to a tax deduction for compensation attributable to awards granted to one of our Named Executive Officers (other than our Chief Financial Officer), if and to the extent such compensation does not qualify as “performance-based” compensation under Section 162(m), and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1 million; and (iv) an award may be taxable at 20% above ordinary income tax rates at the time it becomes vested, even if that is prior to the delivery of the cash or stock in settlement of the award, if the award constitutes “deferred compensation” under Section 409A of the Code, and the requirements of Section 409A of the Code are not satisfied. The foregoing provides only a general description of the application of federal income tax laws to certain awards under the Incentive Plans, and is not intended as tax guidance to participants in the Incentive Plans, as the tax consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. This summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares of common stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting is required to ratify the proposed amendment to the 2020 Plan. Abstentions will be treated as shares present and entitled to vote and will therefore have the same effect as a vote against this proposal.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm on this proposal. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of the vote on Proposal 5.

The board of directors recommends voting “FOR” Proposal No. 5 to approve the proposed amendment to Auddia’s 2020 Equity Incentive Plan.

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CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.
•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
•	Nominees should have skills that are complementary to those of the existing board.
•	Nominees should have the education, expertise and business acumen to assist and support management and make significant contributions to the Company’s success.
•	Nominees should have an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Auddia Inc., 1680 38th Street, Suite 130, Boulder, CO 80301, Attention: Corporate Secretary. Assuming that biographical and background materials have been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends such candidate’s election, then such candidate’s name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Our common stock was approved for listing on The Nasdaq Capital Market. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that nominating and corporate governance committee members satisfy independence criteria set forth in Rule 10C- 1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors consider, for each member of a nominating and corporate governance committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a nominating and corporate governance committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

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Our board of directors has determined that all current members of the board of directors, except Jeffrey Thramann, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers.

Board Committees

Our board has three committees, consisting of an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the audit committee, compensation committee, and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the committees is posted on the corporate governance section of our website, https://investors.auddiainc.com/corporate-governance.

The table below shows current membership for each of the standing committees of our board of directors.

Nominating and Corporate
Audit Committee	Compensation Committee	Governance Committee
Joshua Sroge*	Nick Balletta*	Emmanuel de Boucaud *
Nick Balletta	Joshua Sroge	Joshua Sroge
Emmanuel de Boucaud	Emmanuel de Boucaud	Nick Balletta

___________________

* Denotes committee chair.

Audit Committee

Beginning July 9, 2025, Joshua Sroge, Nick Balletta and Emmanuel de Boucaud serve on the audit committee, which is chaired by Mr. Sroge. Previously Stephen Deitsch, Timothy Hanlon and Thomas Birch had served on the audit committee, which was chaired by Stephen Deitsch. Our current board of directors has determined that each current member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our current board of directors has designated Joshua Sroge as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2024, the audit committee met five times. The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements;
•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•	overseeing the company’s risk management protocols and procedures, including our information security and technology risks and programs, and preparing an annual report to our board of directors on the audit committee’s risk assessment findings and risk management activities;
•	recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
•	reviewing quarterly earnings releases.

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All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Beginning July 9, 2025, Joshua Sroge, Nick Balletta and Emmanuel de Boucaud serve on the compensation committee, which is chaired by Mr. Balletta. Previously Stephen Deitsch, Timothy Hanlon and Thomas Birch had served on the compensation committee, which was chaired by Timothy Hanlon. Our current board of directors has determined that each current member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2024, the compensation committee (formerly our “compensation, nomination and corporate governance committee”) met five times. The compensation committee’s responsibilities include:

•	annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
•	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and, based on such evaluation, (i) recommending to the board of directors the cash compensation of our Chief Executive Officer and (ii) reviewing and recommending to the board of directors any grants and awards to our Chief Executive Officer under equity-based plans;
•	reviewing and approving the compensation of our other executive officers;
•	reviewing and establishing our overall management compensation philosophy and policy;
•	overseeing and administering our compensation and similar plans;
•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq listing rules;
•	reviewing and approving our policies and procedures for the grant of equity-based awards;
•	reviewing and recommending to the board of directors the compensation of our directors; and
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement;
•	preparing our compensation committee report if and when required by the SEC rules to be included in our annual proxy statement; and
•	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee

Beginning July 9, 2025, Joshua Sroge, Nick Balletta and Emmanuel de Boucaud serve on the nominating and governance committee, which is chaired by Mr. de Boucaud. Previously Stephen Deitsch, Timothy Hanlon and Thomas Birch had served on the nominating and corporate governance committee, which was chaired by Thomas Birch. Our current board of directors has determined that each current member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. The nominating and corporate governance committee held three meetings during the fiscal year ended December 31, 2024. The nominating and corporate governance committee’s responsibilities include:

•	reviewing and advising management regarding the company’s human capital management strategies, including culture, diversity and inclusion strategies, programs and initiatives;
•	developing and recommending to the board of directors criteria for board and committee membership;
•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•	identifying individuals qualified to become members of the board of directors;
•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
•	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines;
•	reviewing and overseeing the company’s strategy, initiatives, and policies related to diversity and inclusion, and ethics and compliance programs; and
•	overseeing the evaluation of our board of directors and management.

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The nominating and corporate governance committee considers candidates for board of director membership suggested by its members and our executive officers. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

We believe that the composition and functioning of our nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq Rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

Our board of directors may from time to time establish other committees.

Identifying and Evaluating Director Nominees.

Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year for directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Minimum Qualifications for Director Nominees.

Our nominating and corporate governance committee and our board of directors consider a broad range of factors relating to the qualifications of nominees. Our nominating and corporate governance committee’s and our board of directors’ priority in selecting board members is the identification of persons who will provide a composite mix of backgrounds, experience, knowledge and capabilities that will allow our board to promote our strategic objectives and fulfill its responsibilities to our stockholders. Our nominating and corporate governance committee and our board of directors value diversity and, as such, also consider diversity of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation when selecting members of our board.

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Board and Committee Meetings Attendance

The full board of directors met five times during fiscal year 2024. Each incumbent director attended in person or participated via teleconference in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

While we do not have a formal policy requiring our directors to attend stockholder meetings, directors are invited and encouraged to attend all meetings of stockholders. We expect that several of our directors will attend the 2026 Annual Meeting of Stockholders.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers and directors, except for transactions involving our publicly traded Series A Warrants.

Rule 10b5-1 Sales Plans

Our policy governing transactions in our securities by directors, officers, and employees permits our officers, directors, and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Generally, under these trading plans, the individual relinquishes control over the transactions once the trading plan is put into place and can only put such plans into place while the individual is not in possession of material non-public information. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our company.

Compensation Clawback Policy

The Company established a policy regarding the recoupment of certain performance-based compensation payments (“Clawback Policy”), which became effective as of December 1, 2023. This policy is included as Exhibit 97.1 to our Annual Report on Form 10-K for the 2024 year. The Audit Committee of the Company determined that no performance-based compensation (or the vesting of such compensation) within the prior three years was based upon the achievement of financial results, as reported in a Form 10-Q, Form 10-K or other report filed with the Securities and Exchange Commission (“SEC”), and therefore had no obligation, pursuant to the Company’s Clawback Policy, to recover erroneously paid or awarded compensation.

Equity Grant Timing

The Company does not determine the timing or terms of equity awards, including stock options or similar awards whose exercise price is related to the market value of our common stock, in connection with the release of material non-public information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and we do not time the public release of such information based on stock option or other equity award grant dates. During fiscal year 2024, there were no equity awards granted to any of our named executive officers within either four business days before or one business day after the filing of our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and any Current Report on Form 8-K that contained any material non-public information.

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Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including all of our executive officers. A current copy of the code is posted on the corporate governance section of our website, which is located at https://investors.auddiainc.com/corporate- governance. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

The board does not have an express policy on whether the role of chairman of the board should be combined or separated from the role of the CEO or any other executive officer position. Instead, the board prefers to maintain the flexibility to determine which leadership structure best serves the interests of Auddia and its stockholders based on the evolving needs of the Company. We currently have a combined leadership structure where our chairman is also an executive officer of the Company. Where the chairman and an executive officer role are combined as they are currently, our corporate governance guidelines require that we have a lead independent director position to complement the chairman’s role and to serve as the principal liaison between the non-employee directors and the chairman. Mr. Sroge currently serves as our lead independent director, providing effective, independent leadership of our board through his set of roles and responsibilities.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day- to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chair of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Auddia

Any stockholder or interested party may communicate with our board of directors, as a whole, or with individual directors on the board of directors, through an established process for stockholder and other interested party communication. For a communication directed to the board of directors as a whole, stockholders and other interested parties may submit a written communication by postal mail to the attention of the chair of our board of directors at the following address: Auddia Inc., Attention: Chair of the Board of Directors, c/o Corporate Secretary, 1680 38th Street, Suite 130, Boulder, CO 80301.

For a communication directed to an individual director in his capacity as a member of the board of directors, stockholders and other interested parties may send such communication to the attention of the individual director at the following address: Auddia Inc., Attention: [Name of Individual Director], c/o Corporate Secretary, 1680 38th Street, Suite 130, Boulder, CO 80301.

We will forward by U.S. Mail any such communication to each director, and the chair of the board of directors in his capacity as a representative of the board of directors, to whom such communication is addressed to the address specified by each such director and the chair of the board of directors, unless there are safety or security concerns that mitigate against further transmission. A copy of any such written communication may also be forwarded to the Company’s counsel and a copy of such communication may be retained for a reasonable period of time. You may submit your concern anonymously or confidentially.

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Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. The Company has also established a toll-free telephone number for the reporting of such activity, which is (800)-916-7037.

Director Compensation

Our non-employee directors began serving on our board following our February 2021 IPO. Our Executive Chairman and CEO, Dr. Thramann, does not receive compensation for their services as a director.

Our board of directors approved the following compensation for our non-employee directors in 2023. Our non-employee directors will receive annual cash compensation of (i) $25,000 for service on the board (ii) $20,000 for service as the Audit Committee chair, (iii) $10,000 for Compensation Committee chair, and (iv) $10,000 for Nominating and Governance Committee chair. All cash payments will be made quarterly in arrears, and pro-rated for any partial quarters of service.

Non-Employee Director Compensation Table

Our non-employee directors began serving on our board following our February 2021 IPO. Our Executive Chairman and CEO, Dr. Thramann, does not receive compensation for their services as a director.

Our board of directors approved the following compensation for our non-employee directors in 2024. Our non-employee directors will receive annual cash compensation of (i) $25,000 for service on the board (ii) $20,000 for service as the Audit Committee chair, (iii) $10,000 for Compensation Committee chair, and (iv) $10,000 for Nominating and Governance Committee chair. All cash payments will be made quarterly in arrears, and pro-rated for any partial quarters of service.

The following Director Compensation Table summarizes the compensation of each of our non-employee directors for services rendered to us during the year ended December 31, 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)(1)	Total ($)
Stephen Deitsch	45,000	–	–	1,544	46,544
Timothy J. Hanlon	35,000	–	–	1,544	36,544
Thomas Birch	35,000	–	–	1,544	36,544

(1)	Relates to cash payment made to directors for tax liability on RSUs.

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Executive Compensation

As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act.

This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our principal executive officer during our fiscal year 2024, and our next two most highly compensated executive officers in respect of their service to our Company for fiscal year 2024. We refer to these individuals as our named executive officers. Our named executive officers for fiscal year 2024 are:

•	Jeffrey Thramann, our Executive Chairman;
•	Michael Lawless, our Chief Executive Officer; and
•	John Mahoney, our Chief Financial Officer.

Our executive compensation program is based on a pay for performance philosophy. Compensation for our executives is composed primarily of the following main components: base salary, bonus, and equity incentives in the form of stock options and/or RSUs. Like all full-time employees, our executive officers are eligible to participate in our health and welfare benefit plans. We will continue to evaluate our compensation philosophy and compensation plans and arrangements as circumstances require.

2024 Summary Compensation Table

The following table contains information about the compensation paid to or earned by each of our Named Executive Officers during the two most recently completed fiscal years.

Name and Principal Position	Year		Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Jeffrey Thramann	2024		317,100	-0-	-0-	211,000-	-0-	528,100
Executive Chairman	2023		300,000	-0-	-0-	-0-	-0-	300,000

Michael Lawless	2024		274,833	-0-	-0-	-0-	-0-	274,833
Chief Executive Officer	2023		260,000	-0-	-0-	-0-	-0-	260,000

John Mahoney	2024		275,000	-0-	-0-	-0-	-0-	275,000
Chief Financial Officer	2023	(4)	26,952	-0-	-0-	106,123	-0-	133,075

(1)	In 2024, the compensations committee approved salary increase for Dr. Thramann from $300,000 to $351,300 and Mr. Lawless from $260,000 to $304,500.
(2)	The “Bonus” column represents discretionary bonuses earned pursuant to our annual incentive bonus program. Each of Dr. Thramann, Mr. Lawless and Mr. Mahoney is each eligible to receive a bonus based on the achievement of certain business goals set by our Board on an annual basis. The maximum bonus opportunity for each of Messrs. Thramann, Lawless and Mahoney, expressed as a percentage of their base salary, is 50%. As of the filing date of this Form 10-K, the Company has not approved or paid any annual cash bonuses for the 2024 year.
(3)	Represents the grant date fair value of RSU and stock option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For information regarding assumptions underlying the valuation of equity awards, see Note 6 to our consolidated financial statements included in this Form 10-K.
(4)	Mr. Mahoney joined the Company in November 2023.

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Outstanding Equity Awards at 2024 Fiscal Year End Table

The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers as of December 31, 2024.

			Option Awards (1)				Stock Awards (1)(2)
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)(4)(3)
Dr. Jeffrey Thramann	8/11/2021	(4)	–	–	–	–	–	–
	2/16/2022	(5)	–	–	–	–	–	–
	12/9/2022	(6)	–	–	–	–	–	–
	12/31/2024	(7)	29,413	–	8.67	12/31/2034		–

Michael Lawless	8/15/2019	(8)	190	–	1,808.79	8/15/2029	–	–
	8/11/2021	(9)	353	–	1,185.75	8/11/2031	–	–
	9/8/2022	(10)	666	–	514.25	9/8/2032	–	–

John Mahoney	12/12/2023	(11)	1,101	–	106.25	12/12/2033	–	–

_______________________

(1)	Each equity award is subject to the terms of our 2021 or 2013 Equity Incentive Plan.
(2)	All RSUs are settled, and shares delivered on the vesting date. Accordingly, there are no vested RSUs that remain outstanding.
(3)	Based on the closing price of a share of the Company’s common stock on the Nasdaq Capital Market of $0.5099 on December 31, 2024.
(4)	Represents RSU awards that vest 50% on February 16, 2022, 25% on February 16, 2023, and 25% on February 16, 2024.
(5)	Represents RSU awards that vest 33% on February 16, 2023, 33% on February 16, 2024, and 34% on February 16, 2025.
(6)	Represents RSU awards that vest 100% on February 16, 2023.
(7)	2024 grant represents option awards that are fully vested upon grant.
(8)	2019 grant represents option awards that vest 50% on August 15, 2019, grant date. The remaining portion of the option vests equally over 48 months.
(9)	2021 grant represents option awards that vest 50% on August 12, 2022, 25% on February 16, 2023, and 25% on February 16, 2024.
(10)	2022 grant represents option awards that vest 50% on the September 8, 2022, grant date. The remaining portion of the option vests in two equal installments on February 16, 2023, and February 16, 2024.
(11)	2023 option awards represent two grants: The first grant of 648 options vest in four equal installments, 25% on November 27, 2024, 25% on November 27, 2025, 25% on November 2026 and 25% on November 27, 2027. The second grant of 453 options vest 50% on November 27 2025, 25% on November 27, 2026 and 25% on November 27, 2027

All options and option exercise prices have been adjusted for the 1-for-17 reverse stock split which was effectuated on March 28, 2025.

Employment Arrangement with Dr. Thramann

Commencing after our February 2021 IPO, Dr. Thramann earns an annual salary of $300,000 for his service as our Executive Chairman.

The compensation committee approved a salary increase for Dr Thramann from $300,000 to $351,300, with an effective date of July 1, 2024.

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Employment Agreement with Mr. Lawless

On October 13, 2021, we entered into an employment agreement with Mr. Lawless, which supersedes and replaces a prior employment agreement dated February 6, 2012. The employment agreement provides for an initial annual base salary of $260,000 as well as an entitlement to an annual incentive bonus, upon certain conditions, in an amount determined by our board of directors. The target annual bonus for Mr. Lawless, expressed as a percentage of base salary, is 50%.

If the Company terminates Mr. Lawless’s employment without cause or Mr. Lawless terminates for good reason, he is entitled to receive nine months of base salary, (ii) up to nine months of paid health insurance under COBRA, and (iii) any earned but unpaid bonus for a prior completed fiscal year. In addition, in the event of a change of control and a subsequent termination of Mr. Lawless’ employment without cause, the Company will accelerate the vesting of all of unvested stock options as of the later of the effective date of the change in control and the last day of service.

The compensation committee approved a salary increase for Mr. Lawless from $260,000 to $304,500, with an effective date of July 1, 2024.

Employment Agreement with Mr. Shoebridge

On October 13, 2021, we entered into an employment agreement with Mr. Shoebridge, which supersedes and replaces a prior employment agreement dated April 1, 2014. The employment agreement provides for an initial annual base salary of $225,000 as well as an entitlement to an annual incentive bonus, upon certain conditions, in an amount determined by our board of directors. The target annual bonus for Mr. Shoebridge, expressed as a percentage of base salary, is 50%.

If the Company terminates Mr. Shoebridge’s employment without cause or Mr. Shoebridge terminates for good reason, he is entitled to receive nine months of base salary, (ii) up to nine months of paid health insurance under COBRA, and (iii) any earned but unpaid bonus for a prior completed fiscal year. In addition, in the event of a change of control and a subsequent termination of Mr. Shoebridge’s employment without cause, the Company will accelerate the vesting of all of unvested stock options as of the later of the effective date of the change in control and the last day of service.

The compensation committee approved a salary increase for Mr. Shoebridge from $225,000 to $263,500, with an effective date of July 1, 2024.

Employment Agreement with Mr. Mahoney

On December 18, 2023, we entered into an employment agreement with Mr. Mahoney. The employment agreement provides for an initial annual base salary of $275,000 as well as an entitlement to an annual incentive bonus, upon certain conditions, in an amount determined by our board of directors. The target annual bonus for Mr. Mahoney, expressed as a percentage of base salary, is 50%.

The compensation committee approved a salary increase for Mr. Mahoney from $275,000 to $300,000, with an effective date of January 1, 2025.

In connection with Mr. Mahoney's appointment, the compensation committee of Auddia's board of directors granted Mr. Mahoney (i) an inducement stock option for 11,000 shares (648 shares adjusted for the reverse stock split on March 28, 2025) of Auddia common stock, which option will vest in four equal annual installments, and (ii) a second inducement stock option for 7,700 shares (453 shares adjusted for the reverse stock split on March 28, 2025) of Auddia common stock, which option will vest 50% after two years and then two 25% annual installments thereafter. These stock options were agreed to and granted as an inducement material to Mr. Mahoney entering into employment with Auddia in accordance with Nasdaq Listing Rule 5635(c)(4).

The options have an exercise price of $6.25 per share ($106.25 adjusted for the reverse stock split on March 28, 2025, which was equal to the closing price of Auddia's common stock on the grant date. The options have a 10-year term. The options will become fully vested if Mr. Mahoney is terminated without cause or he terminates for good reason during the 12-month period following a change in control.

If the Company terminates Mr. Mahoney’s employment without cause or Mr. Mahoney terminates for good reason, he is entitled to receive nine months of base salary, (ii) up to nine months of paid health insurance under COBRA, and (iii) any earned but unpaid bonus for a prior completed fiscal year.

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Equity Compensation Plan Information

The following table provides certain information as of December 31, 2024, with respect to all of our equity compensation plans in effect on that date:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Stockholders (1)	32,229	$95.55	53,843

Equity Compensation Plans Not Approved by Stockholders (2)	1,428	$256.13	–

Total	33,657	$102.37	53,843

_______________

(1)	Consists of stock options granted under the Clip Interactive, LLC 2013 Equity Incentive Plan, as amended and the Auddia Inc. 2021 Equity Incentive Plan, as amended. We ceased granting awards under the 2013 Plan upon the implementation of the 2020 Plan described below.
(2)	Consists of stock options granted under Inducement stock option plans.

The Company’s 2020 Equity Incentive Plan became effective upon the completion of the IPO in February 2021 and serves as the successor equity incentive plan to the 2013 Plan.

The 2020 Plan currently has an aggregate of 87,786 shares of common stock authorized for issuance, after giving effect to the “evergreen” increase of 19,887 shares as of January 1, 2025. There are an additional 250 shares that expired under the 2013 Equity Incentive Plan that have been added as reserve shares, “Returning Shares” under the 2020 Equity Incentive Plan.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under the sections entitled “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2023, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which:

•	the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total asset amounts at December 31, 2023); and
•	in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

On April 17, 2023, we entered into an additional Secured Bridge Note (“New Note”) financing with Richard Minicozzi. We received $750,000 of gross proceeds from the New Note financing. The New Note was issued with a principal amount of $825,000, 10% interest rate and a maturity date on July 31, 2023. The New Note is secured by a lien on substantially all of our assets. At maturity of the New Note, Mr. Minicozzi, has the option to convert any original issue discount and accrued but unpaid interest into shares of our common stock at a fixed conversion price of $892.50 per share.

In connection with the New Note financing, we issued 1,530 common stock warrants to Mr. Minicozzi with a five-year term and a fixed $892.50 per share exercise price, from which 765 of these common stock warrants are exercisable immediately. The remaining 765 common stock warrants would only become exercisable if the maturity date of the New Note is extended in accordance with the terms of the New Note. As of July 31, 2023, we extended the maturity date of the New Note to November 30, 2023. Upon the July 31, 2023 extension, the interest rate on the New Note increased to 20% from 10%, and the remaining portion of the 765 common stock warrants became exercisable.

Further, in connection with the New Note financing, we agreed with Mr. Minicozzi to make certain amendments to the Prior Note financing. Specifically, we agreed with Mr. Minicozzi to cancel the 706 common stock warrants issued as part of the prior financing and, in lieu of the cancelled warrants, we issued to Mr. Minicozzi common stock warrants for 1,412 common shares with an exercise price of $892.50 per common share and a five-year term. From the newly issued 1,412 common stock warrants, 706 common stock warrants were exercisable immediately, while the other 706 common stock warrants became exercisable at the time of extension of the maturity date of the Prior Note during May of 2023.

On April 9, 2024, the Company and Mr. Minicozzi entered into an Amendment and Waiver Agreement relating to the Bridge Notes.

The Company agreed to pay $2.75 million in cash to Mr. Minicozzi in repayment of the principal of the Bridge Notes (exclusive of the $275,000 of original issue discount on the Bridge Notes) shortly after the closing by the Company of one or more equity financings with total gross proceeds to the Company of not less than $6,000,000.

On April 26, 2024, the Company repaid $2.75 million of principal on its Secured Bridge Notes.

Effective April 9, 2024, the Investor converted $911,384 (the “Rollover Amount”) which is equal to the (i) unpaid accrued interest on the Bridge Notes plus (ii) the original issue discount (“OID”) on the Bridge Notes, into equity securities of the Company (the “Rollover Securities”).

The Rollover Securities consist of (i) 27,256 prefunded common stock warrants with a per share exercise price of $0.001 per share (the “Prefunded Warrants”) and (ii) 27,256 non-prefunded warrants (the “Non-Prefunded Warrants”) with an initial per share exercise price equal to $33.439. The per share price has been adjusted to $6.2934.

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The number of Prefunded Warrants was determined by dividing the Rollover Amount by $33.439. The number of Non-Prefunded Warrants is equal to the number of Prefunded Warrants (i.e. 100% warrant coverage). The Non-Prefunded Warrants have a price adjustment provision which will adjust the exercise price downward in the event that the Company issues equity securities in the future at an effective per share price below the then current exercise price. In order to assure compliance with applicable Nasdaq rules, the Non-Prefunded Warrants shall not be exercisable for six months following the date of issue.

The Company issued to Mr. Minicozzi 2,942 new common stock warrants with a five-year term as a loan extension fee (“Fee Warrants”). The exercise price of these additional Fee Warrants was initially $33.439. The Fee Warrants have a price adjustment provision which will adjust the exercise price downward in the event that the Company issues equity securities in the future at an effective per share price below the then current exercise price. The per share price has been adjusted to $6.2934. In order to assure compliance with applicable Nasdaq rules, the Fee Warrants shall not be exercisable for six months following the date of issue.

The Non-Prefunded Warrants and Fee Warrants had a total valuation of $811,402 and the Prefunded Warrants had a valuation of $732,370. As a result, the Company recorded $911,384 as a non-cash charge in connection with the issuance of warrants related to the Secured Bridge Notes and a change in the fair value of warrants of $632,388, which is included in other expense in the accompanying statements of operations. All Warrants were classified as equity as they were indexed to the Company’s shares in accordance with ASC 815-40.

The Company agreed to adjust the exercise price of Mr. Minicozzi’s Existing Warrants from $259.25 (after adjustment for the reverse stock splits) to $33.439 per share, and further to $6.2934.

Mr. Minicozzi will not be able to receive shares upon exercise of any of the foregoing securities, unless prior stockholder approval is obtained, if (i) the number of shares to be issued would exceed 20% of the Company’s outstanding number of shares at a discount to the applicable Nasdaq Minimum Price or (ii) the number of shares to be issued would result in in a Change of Control within the meaning of Nasdaq Rule 5635(b).

Related Person Transaction Policy

Our board of directors adopted a written related person transaction policy providing that transactions with our directors, executive officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by the audit committee. This policy became effective in February 2021 in connection with our IPO. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons and in which a related person has or will have a direct or indirect material interest.

Pursuant to this policy, the material facts as to the related person’s relationship or interest in the transaction are disclosed to our audit committee prior to their consideration of such transaction. The audit committee will consider, among other factors that it deems appropriate, whether the transaction is on terms no less favorable to us than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership (Forms 3, 4, and 5) with the SEC. Officers, directors, and greater than 10% stockholders are required to furnish us with copies of all such forms which they file.

To our knowledge, based solely on our review of such reports, and any amendments thereto, or written representations from certain reporting persons, we believe that all of the filing requirements applicable to our officers, directors, greater than 10% beneficial owners, and other persons subject to Section 16 of the Exchange Act were complied with during the year ended December 31, 2024.

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PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of July 31, 2025, by (i) each person who beneficially owned more than 5% of our outstanding shares of common stock, (ii) each director, (iii) each Named Executive Officer and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, the address of each executive officer and director is c/o Auddia, 1680 38th Street, Suite 130, Boulder, CO 80301.

The number of shares of common stock “beneficially owned” by each stockholder is determined under rules issued by the SEC regarding the beneficial ownership of securities. This information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of shares of our common stock includes (1) any shares as to which the person or entity has sole or shared voting power or investment power, and (2) any shares as to which the person or entity has the right to acquire beneficial ownership within 60 days after July 31, 2025.

The calculations set forth below are based upon 664,959 shares of common stock outstanding at July 31, 2025. Unless otherwise indicated below, and subject to community property laws where applicable, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock.

	Prior to Offering
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Common Stock
5% Stockholders:

Executive Officers and Directors:

Jeffrey Thramann (1)	36,350	5.2%
Michael Lawless (2)	1,253	0.2%
John E. Mahoney (3)	162	*
Peter Shoebridge (4)	676	0.1%
Joshua Sroge (5)	*	*
Nick Balletta (5)	*	*
Emmanuel de Boucaud (5)	*	*
All directors and executive officers as a group (7 persons)	38,441	5.5%

___________________

(1)	Dr. Thramann is also a director of the Company. Includes (i) 4,657 shares of common stock and (ii) 2,280 shares of common stock underlying Series A warrants. Include 29,413 shares of vested options granted under our 2020 equity incentive plan.
(2)	Includes (i) 44 shares of common stock, and (ii) 1,209 shares of common stock underlying stock options exercisable within 60 days of July 31, 2025.
(3)	Does not include 939 of unvested options granted under Mr. Mahoney’s employment agreement.
(4)	Includes 676 shares of vested options granted under our equity incentive plans.
(5)	No shares have been granted under our 2020 equity incentive plan.

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REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Auddia’s financial statements, (2) Auddia’s compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of Auddia’s independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Auddia and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Auddia’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Auddia’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2024. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the audit committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm as required by applicable requirements of the PCAOB regarding that firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Auddia be included in Auddia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, that was filed with the SEC. The information contained in this report shall not be deemed to be “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS OF AUDDIA INC.
[In office during 2024 and through July 7, 2025]
Stephen Deitsch
Timothy Hanlon
Thomas Birch

August 4, 2025

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HOUSEHOLDING

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. This request may be submitted by contacting Auddia Inc., 1680 38th Street, Suite 130, Boulder, CO 80301, Attention: Corporate Secretary, telephone: 303-219-9771. Any such stockholder may also contact our Corporate Secretary using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2026 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act. However, if the date of the annual meeting of stockholders in 2026 (the “2026 Annual Meeting”) is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2026 Annual Meeting.

If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. We intend to hold the 2026 annual meeting in late June or July, 2026. Therefore, we intend to publicly announce the date of the 2026 annual meeting and the Rule 14a-8 deadline in early 2026.

SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Auddia Inc., 1680 38th Street, Suite 130, Boulder, CO 80301, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal outside of Rule 14a-8 of the Exchange Act at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting (i) by or at the direction of the board of directors or (ii) by a stockholder who was a stockholder of record at the time of giving notice, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.

In accordance with the advance notice procedure specified in our bylaws, for any stockholder proposal submitted outside the processes of Rule 14a-8 of the Exchange Act to be considered timely, the required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made.

We intend to hold the 2026 annual meeting in June or July, 2026. Therefore, we intend to publicly announce the date of the 2025 annual meeting and the Rule 14a-8 deadline in early 2026.

Stockholder proposals and the required notice should be addressed to Auddia Inc., 1680 38th Street, Suite 130, Boulder, CO 80301, Attention: Corporate Secretary.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at https://www.sec.gov. You may also access any document we file with the SEC on our website at https://www.auddiainc.com under the “Investor Relations” section.

You should rely on the information contained in this document to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated August 4, 2025. You should not assume that the information contained in this document is accurate as of any date other than that date, and the provision of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

ANNUAL REPORT

We will provide without charge to each person to whom a copy of the proxy statement is delivered, upon the written or oral request of any such persons, additional copies of our Annual Report as filed with the SEC. Requests for such copies should be addressed to:

Auddia Inc.

1680 38th Street, Suite 130

Boulder, CO 80301

(303) 219-9771

Attention: Corporate Secretary

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

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VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the below control number. The voting polls will be open until 11:59 p.m. September 7, 2025.

CONTROL #

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting of Stockholders to be held on September 8, 2025 at 9:30 a.m. (Mountain time) at the offices of the company 1680 38th Street, Suite 130, Boulder, CO 80301

Annual Meeting of Stockholders Proxy Card - Auddia Inc.

The Board of Directors recommends you vote "FOR" each of the director nominees, "FOR" on Proposals 2 and 3

1. Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Jeffrey Thramann 02 Joshua Sroge 03 Nick Balletta 04 Emmanuel L. de Boucaud

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

Date ______________ **Signature** ______________ **Signature, if held jointly** ______________

To change the address on your account, please check the box at right and indicate your new address. ☐

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AUDDIA INC.

Annual Meeting of Stockholders

September 8, 2025

AUDDIA INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of AUDDIA INC., a Delaware corporation, hereby appoint(s) John Mahoney and Jeffrey Thramann, or either of them, as proxies for the undersigned, each with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AUDDIA INC. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, Mountain Time, on September 8, 2025, at 1680 38th Street, Suite 130, Boulder, CO 80301, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" each of the nominees for director and "FOR" proposals 2, 3, 4, and 5, each as described in the Proxy Statement.

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)

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